CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): January 8, 2004



                             Greenbriar Corporation
             (Exact name of registrant as specified in its charter)







          Nevada                        0-8187                    75-2399477
 ----------------------          -------------------         ------------------
(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)








              14185 Dallas Parkway, Suite 650, Dallas, Texas 75240
            --------------------------------------------------------
           (Address of principal execute offices, including zip code)



                                 (972) 407-8400
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events and Required ID disclosures

         On January 8, 2004, Greenbriar Corporation (the "Company") issued a press release announcing that the Internal Revenue Service was considering assessing penalties against the Company under Section 6700 of the Internal Revenue Code. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         This information and Exhibit 99.1 hereto are being furnished, and shall not be deemed to be "filed", with the SEC. The information in this current Report on Form 8-K shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 7.  Financial Exhibits, Pro Forma Financial Information and Exhibits.

         (c) Press Release of Greenbriar Corporation dated January 8, 2004.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 8, 2004                   GREENBRIAR CORPORATION
                                           (Registrant)

                                           By:/s/  Gene S. Bertcher
                                           -------------------------------------
                                           Gene S. Bertcher
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit #

99.1               Press Release of Greenbriar Corporation dated January 8, 2004